Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

24 Subsequent Events

NXP B.V. and NXP Funding LLC, subsidiaries of NXP, delivered notice on February 7, 2017 that it will pre-pay (i) all its outstanding floating-rate term loan due March 2017 (“Term Loan E”) in an aggregate principal amount of $388 million, (ii) all its outstanding floating-rate term loan due January 2020 (“Term Loan D”) in an aggregate principal amount of $387 million and (iii) all its outstanding floating-rate term loan due December 2020 (“Term Loan F”) in an aggregate principal amount of $1,436 million, in each case, together with accrued interest and applicable fees. The funds for these pre-payments will come from the proceeds of the previously announced completion of the divestiture of the Standard Products business of NXP.

Additionally, on February 7, 2017, NXP B.V., together with NXP Funding LLC, delivered notice to holders of its 5.75% Senior Notes due 2021 (the “Notes”) that it will redeem on March 9, 2017, $500 million of the outstanding aggregate principal amount of these Notes, which represents all of the outstanding aggregate principal amount of the Notes, as permitted under Article 3 of the indenture dated February 14, 2013 and paragraph 5 of the Notes. The funds for this redemption will come from available surplus cash.